Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
July 31, 1999



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              5.3590%



        Excess Protection Level
          3 Month Average   6.29%
          July, 1999   6.01%
          June, 1999   5.20%
          May, 1999   7.66%


        Cash Yield                                  18.70%


        Investor Charge Offs                         4.97%


        Base Rate                                    7.72%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                            9.75%


        Total Payment Rate                          14.54%


        Total Principal Balance                     $45,698,903,036.29


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,456,383,517.80